Exhibit 99.1

Actelis Selects Norseman Defense Technologies As Its Latest US Government Focused Sales Partner

In its continued drive to expand global coverage, Actelis’ solutions are added to Norseman’s NASA SEWP US government-wide acquisition contract to offer its networking solutions to all branches of the US Military and Government

FREMONT, Calif., Oct. 24, 2022 — Actelis Networks, Inc. (NASDAQ:ASNS) (“Actelis” or the “Company”) a market leader in cyber-hardened, rapid deployment networking solutions for wide area IoT applications, today announced it has selected Norseman Defense Technologies ("Norseman") as its latest authorized sales partner to provide Actelis’ solutions to federal, state, and local government agencies as well as educational institutions.

Through the partnership with Norseman, Actelis’ products and services have been added to the catalogue of approved products and services of the National Aeronautics and Space Administration (NASA) Solutions for Enterprise-Wide Procurement (the “SEWP”); a Government-Wide Acquisition Contract (GWAC). SEWP provides the latest in information technology, products and services for all US Federal agencies and their approved contractors.

“Actelis has demonstrated its unique ability to extend network connectivity very quickly and over long distances at the high reliability required for mission critical government installations, and we are very pleased to have their products and solutions in our portfolio, and now part of the SEWP Contract,” said Toby Groff, President and CEO of Norseman.

Actelis’ solutions provide Norseman’s clients with a proven, rapid way to get fiber-grade connectivity to all locations, utilizing any combination of existing fiber or copper lines, and help deliver on Norseman’s goal of offering “total technology solutions” on time and under budget. Additionally, Actelis’ software management packages provide remote monitoring and automated provisioning, helping end customers build and run complex networks. Speed, ease of deployment, and security are key advantages of the Actelis solution. Actelis’ system can be deployed in just hours, providing Norseman’s clients rapid connectivity, avoiding civil works, such as trenching or boring, as well as delays involved in permits to deploy new infrastructure.

“We are delighted to be working with the Norseman team to help them deliver value to their clients at record speeds, using our unique expertise, proven IoT networking building blocks, and advanced management software,” said Tuvia Barlev, chairman and CEO of Actelis. “We look forward to a mutually beneficial relationship where we truly solve networking challenges for government and educational entities.”

Norseman has over 30 years of success as an information technology provider and systems integrator to all branches of US Government. Based in Elkridge, Maryland, Norseman works with leading technology providers to help clients solve problems in the areas of IT infrastructure, cybersecurity, development, security, and operations (DevSecOps), service management and automation and data intelligence.

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About Actelis Networks, Inc.

Actelis Networks, Inc. (NASDAQ: ASNS) is a market leader in cyber-hardened, rapid-deployment networking solutions for wide-area IoT applications including federal, state and local government, ITS, military, utility, rail, telecom and campus applications. Actelis’ unique portfolio of hybrid fiber-copper, environmentally hardened aggregation switches, high density Ethernet devices, advanced management software and cyber-protection capabilities, unlocks the hidden value of essential networks, delivering safer connectivity for rapid, cost-effective deployment. For more information, please visit www.actelis.com.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company's filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

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Media Contact:

Sean Renn

Global VP Marketing & Communications

srenn@actelis.com

Investor Relations Contact:

Matt Glover and Ralf Esper

Gateway Investor Relations

+1 949-574-3860

ASNS@gatewayir.com